Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Acquisition Agreement

Party A:	Farvision Education Group Inc.
Party B:	Hassan Mirazi (Drivers Licence M4623-56045-11125)
Party C :	Toronto High School Inc.

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

苏燕

YAN YAN SU, CT

June 25. 2021

DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, Email: yanyansu2004@yahoo.ca

Acquisition Agreement

Party A: Farvision Education Group Inc.
Party B: Hassan Mirazi (Drivers Licence M4623-56045-11125)
Party C : Toronto High School Inc.

Through friendly negotiation and on the basis of mutual benefit and common development, Party A, Party B and Party C reach the following agreement on the transfer of Party C's shares held by Party B to Party A:

1、Party B agrees to transfer 80% of Toronto High School Inc. of Party C to Party A at the transfer price of $ 240,000 (CAD).
2、 Party C owns 100% of Toronto High School, which is a private high school approved by the Ontario Ministry of Education, Canada, and has been in existence for 10 years.
3、 After signing this agreement, Party A shall pay Party B a deposit of $160,000(CAD), and after Party B receives the deposit, Party A and Party B shall start the relevant procedures, including the website and share change procedures of Toronto High School.
4、 Both A and B are scheduled to complete the closing by December 31, 2021. Within 15 days after the completion of the closing, Party A shall pay the remaining balance to Party B.
5、This agreement, in Chinese and English, is made in triplicate and shall come into force after being signed by the three parties.

Party A : Farvision Education Group Inc.
Signature: [handwritten signature]

Party B : Hassan Mirazi
Signature: [handwritten signature]

Party C: Toronto High School Inc.
Signature: [handwritten signature]

Nov. 1, 2020

Acquisition Agreement
收购协议书

Party A（甲方）: Farvision Education Group Inc.

Party B（乙方）: Hassan Mirazi（Drivers Licence：M4623-56045-11125）

Party C （丙方）:Toronto High School Inc.

On the basis of mutual benefit and common development, Party A，Party B and Party C reached has reached the following agreement on the transfer of Party C's shares to Party A

甲、乙、丙三方经友好协商，在互惠互利、共同发展的基础上，就乙方将丙方的股份转让给甲方达成如下协议：

1. Party B agrees Party C to transfer 80% of the shares of Toronto High School Inc. Purchased from Party B to Party A at a price of $240,000(CAD).

乙方同意将丙方 Toronto High School Inc. 80%股份的转让给甲方，转让价为 240,000 元（CAD）。

2. Party C owns 100% of Toronto High School, Toronto High School is a private high school approved by the Ministry of Education in Ontario, Canada, and was established 10 years ago.

丙方 100%拥有多伦多高中，多伦多高中是由加拿大安大略省教育部批准的私立高中，成立 10 年。

3. After signing this agreement, Party A will pay Party B a deposit of $160,000(CAD). After Party B receives the deposit, both parties will start the relevant procedures, including the website of Toronto High School and share change procedures..

签订本协议后，甲方支付乙方订金$160,000(CAD)，乙方收到订金后，甲、乙双方开始办理相关手续，包括多伦多高中的网站及股份变更手续等。

4. Party A and Party B are scheduled to complete the transfer by December 31, 2021. Within 15 days of the completion of the transfer, Party A will pay the remaining balance to Party B.

甲、乙双方定于 2021 年 12 月 31 日之前完成交割. 完成交割 15 天内，甲方将余款支付给乙方。

5. This agreement shall be executed in five copies, Chinese and English version, signed by the five parties.

本协议一式,三份，中英文协议，三方签字后生效。

Party A （甲方）：Farvision Education Group Inc.
Signature （签字）：

Party B （乙方）：Hassan Mirazi
Signature （签字）：

Party C （丙方）:Toronto High School Inc.
Signature （签字）：

Nov. 1, 2020